EXHIBIT 23.4

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the use of our report dated October 3, 1996, with respect to the financial statements of Turf Products, Ltd. in Amendment No. 4 to the Registration Statement on Form SB-2 and related Prospectus of Eco Soil Systems, Inc. for the registration of 3,795,000 shares of its common stock.


                                        /s/ Ernst & Young LLP
                                        ERNST & YOUNG LLP


San Diego, California
January 15, 1997